Other Non-Current Assets	12 Months Ended
Dec. 31, 2013
Investments All Other Investments [Abstract]
Other Non-Current Assets
11.	OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	December 31, 2013	December 31, 2012
Available-for-sale equity securities	11	10
Trading equity securities	8	8
Long-term State receivables	513	470
Long-term receivables from third parties	7	2
Long-term loans to affiliates	17	28
Prepaid for pension	10	5
Deposits and other non-current assets	34	37

Total	600	560

Long-term State receivables include receivables related to funding and receivables related to tax refund. Funding are mainly public grants to be received from governmental agencies in Italy and France as part of long-term research and development, industrialization and capital investment projects. Long-term receivables related to tax refund correspond to tax benefits claimed by the Company in certain of its local tax jurisdictions, for which collection is expected beyond one year.